

REGENCY ENERGY PARTNERS

Regency Energy Partners
Second Quarter Earnings Release
August 10, 2009


C-6

Forward Looking Statements

This presentation may contain statements about future events and Regency Energy Partners LP's ("Regency Energy Partners", "Regency" or the "Partnership") outlook and expectations, which are forward-looking statements. Although Regency believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Regency's business prospects and performance, causing actual results to differ from those discussed during this presentation.

Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management's control, involved in gathering, processing, transportation and marketing of natural gas, and in the natural gas compression services business. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Regency's actual results and plans could differ materially from those expressed in any forward-looking statements. These risks and uncertainties are discussed in more detail in Regency's filings with the Securities and Exchange Commission, copies of which are available to the public.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Regulation G

This document may include certain non-GAAP financial measures as defined under SEC Regulation G. In such an event, a reconciliation of those measures to the most directly comparable GAAP measures is included in this presentation.

Year-To-Date Highlights

Key Accomplishments Year-To-Date for 2009	
Operating Performance	▶ Delivered financial results in line with management expectations despite a continued decline in rig counts and softness in commodity pricing – Second quarter combined adjusted EBITDA of $56 million represents a $1 million quarter-over-quarter increase vs. first quarter combined adjusted EBITDA of $55 million ▶ Implemented significant cost savings initiatives in compression business which resulted in consistent quarter-over-quarter performance despite regional declines in HP usage – Other realized savings have come from commodity-driven price relief in lube oil and fuel
Financing	▶ Raised over $900 million in capital in the first-half of 2009 – Formed partnership with Alinda and GE Energy Financial Services to co-develop Haynesville Expansion Project • Raised $653 million of equity to fund Haynesville Joint Venture and expansion of RIGS pipeline system – Successfully priced $250 million of 9.375% Senior Unsecured Notes due 2016
Construction of Haynesville Project	▶ Project on budget and on schedule for in-service by year-end 2009 – Construction on 36" pipe is more than half-way complete; construction on 42" pipe commenced in late June ▶ Company is well-positioned for additional growth projects in Haynesville Shale area

[1] Combined adjusted EBITDA assumes 100% contribution from RIGS for the second quarter of 2009. Excluding our partners' 62% share of EBITDA from the Haynesville Joint Venture, Regency's adjusted EBITDA was $51 million in Q2 2009 compared to $54 million in Q1.

Second Quarter Highlights

Second quarter performance was in-line with management's expectations and management reiterates Regency's combined adjusted EBITDA guidance range of $220 - $240 million for 2009[1]

2009 Outlook ($ in millions)		
	Six Months Ended June 30, 2009 EBITDA	FY 2009 Estimated EBITDA
Combined Adjusted EBITDA	$111	$220 - $240
RIGS JV Adjustment[2]	($10)	($20) - ($26)
Adjusted EBITDA Post JV[3]	$101	$200 - $214

- Maintained our distribution for the second quarter of 2009 at 44.5 cents, $1.78 on an annual basis
- Regency intends to maintain our current distribution through the construction of the Haynesville project[4]

1 Assumes 100% ownership of the Regency Intrastate Gas System
2 JV adjustment will vary based on timing of project completion
3 100% EBITDA contribution of RIGS for January through March 17, 2009 (JV close). Post closing assumes 38% EBITDA contribution for remainder of year
4 Distribution is set by the board of directors and is driven by the long-term sustainability of the business.

Business Review

General Industry Trend – Drilling Activity

In the past 12 months, the total US land rig count declined by approximately 56% to 932 rigs at the end of the second quarter. The land rig count for the areas in which Regency operates declined by approximately 58% to 599 rigs at the end of the second quarter[1]



US Rig Drilling Trends 1
1200
1000
800
600
400
200
0
# of Rigs
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09 1
Gas
Gas/Oil
Oil
Other



Regency Operating Area Rig Drilling Trends 1
350
300
250
200
150
100
50
0
# of Rigs
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09 1
Mid-Con
West TX
South Tx
East TX & North LA
Fayetteville
TX Gulf
Non-TX Gulf
Barnett Shale

Expected future requirements for North America cannot be sustained by current rig count levels. If current rig trends do not reverse, supply will be materially impacted

[1] Tudor Pickering Holt & Company, *TPH Weekly Rig Roundup*, August 3, 2009 and Regency internal analysis. Q3 2009 data through August 3, 2009.

General Industry Trend – Commodity Prices

Over the first half of 2009, gas and NGL prices have stabilized, while we have begun to see a rebound in WTI crude



Gas Price Trends
Price ($/bbl)
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Panhandle
NYMEX
Waha
Houston Ship



Crude / NGL Price Trends
Price ($/bbl)
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Ethane
Propane
C4+
WTI Crude

The forward curves for natural gas and crude oil pricing suggest that natural gas will rebound to $6/MMbtu and crude will rebound to $75/bbl for full year 2010

Quarter-Over-Quarter Performance



Combined Adjusted EBITDA[1]
$ in millions
$60
$50
$40
$30
$20
$10
$0
$55
$56
Q1 2009
Q2 2009

- Q2 combined adjusted total segment margin was up by $0.2 million compared to Q1
- Remaining improvement in EBITDA driven by continued aggressive expense management

Despite headwinds in the broader market, Regency continues to deliver results in line with management expectations through its diversified portfolio of stable assets

[1] Combined adjusted EBITDA assumes 100% contribution from RIGS. Excluding contribution of Haynesville Joint Venture, Regency's reported adjusted EBITDA for the first and second quarters of 2009 was $54 million and $48 million, respectively.

Majority Fee-Based Portfolio

- Fee-based cash flows represent a growing portion of Regency's Adjusted Segment Margin
- Only an estimated 2% of Adjusted Segment Margin will be subject to commodity price fluctuations in the balance of 2009



2007
22%
42%
36%
2008
17%
19%
64%
Year to Date 2009[1]
3%
28%
69%
Fee Based
Hedged Commodity
Unhedged Commodity

[1] Assumes Joint Venture closed in March

Volume Comparisons

Transportation and Gathering & Processing volumes were down quarter-over-quarter but have demonstrated resilience on a year-over-year basis



Gathering & Processing Throughput¹
MMBtu/d (000s)
1,200
1,000
800
600
400
200
0
919
996
1,082
1,122
1,039
985
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Gathering & Processing
Intersegment Volumes



TransportationThroughput¹
MMBtu/d (000s)
900
800
700
600
500
400
300
200
100
0
732
793
795
772
811
745
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Transportation
Intersegment Volumes

¹ 272,024 MMBtu/d in Q1 2008, 269,471 in Q2 2008, 272,588 in Q3 2008, 307,786 in Q4 2008, 236,238 MMBtu/d in Q1 2009 and 155,942 MMBtu/d in Q2 2009 moved through both the Gathering & Processing and Transportation segments.

Historical Horsepower Growth vs. US Rig Count

Despite a 47% decline in the US onshore gas rig count since June 2008, Regency's revenue generating horsepower has increased by 15% over the same period



Revenue Generating Horsepower vs. US Onshore Gas Rig Count
Horsepower
Rig Count
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
1000
900
800
700
600
500
400
300
200
100
0
615,852
669,804
742,804
778,667
789,494
767,060
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Regency Operating Horsepower
US Onshore Gas Rig Count

Year-to-Date Business Summary

Through the first half of the year, Regency has delivered financial results in line with our expectations by diligently managing our diversified portfolio of assets

- Our businesses continue to perform in line with our year-to-date expectations
- Several headwinds remain for second half of 2009
  - Continued declines in drilling activity
  - Continued softness in the broader commodity markets
  - Uncertainty around timing of US economic recovery
- Regency continues to aggressively manage key operating levers to maximize returns
- Haynesville drilling results are providing additional growth opportunities for the Gathering & Processing and Transportation segments

Regency is on target financially and is well-positioned for the second half of 2009

Haynesville Expansion Project and Joint Venture Update

Haynesville Update

- Average IP rates for the second quarter to date were 11.5 MMcfe/d[1], with 110 working rigs in the Haynesville area[2]
- Project favorably positioned for future expansion to meet growing producer requirements



Haynesville Shale
with Selected Wells
8-05-09[3]
Cass
Marion
Harrison
Gregg
Panola
Rusk
Nacogdoches
Shelby
San Augustine
Sabine
Angelina
Caddo
Bossier
Webster
Claiborne
Bienville
Red River
De Soto
Natchitoches
Winn
Grant
Jackson
Ouachita
Morehouse
Richland
Caldwell
La Salle
Catahoula
Concordia
Rapides
Vernon
Key Interconnects: Columbia Gulf, ANR, Trunkline and Tennessee Gas

1 RBC Capital Markets, *Haynesville-Lower Bossier Shale Weekly*, July 30, 2009
2 Baker Hughes as of 7/17/2009 and Regency internal analysis
3 Louisiana Department of Natural Resources and public company documents

Construction Update

REGENCY ENERGY PARTNERS

Pipeline Construction Status			
	36" Pipe Construction Elm Grove Line	36" Pipe Construction Bienville Loop	42" Pipe Construction
▶ Construction	• Commenced in May	• Commenced in May	• Commenced in late June
▶ Pipe	• All pipe received	• All pipe received	• All pipe has been received at Camp Minden and Monroe pipe yards
▶ Clearing, grading, pipe stringing, bending and welding	• 100% complete	• 100% complete	• Clearing 99% complete • Grading 45% complete • Pipe stringing 30% complete • Welding began August 5th
▶ Road bores and tie-in welds	• Road bores complete • Tie-in welds 94% complete	• Road bores complete • Tie-in welds 19% complete	• 26 of 60 road bores complete
▶ Lowering-in and backfill	• 100% complete	• 67% complete	• NA
▶ HDDs	• Lake Bistineau pull-back completed July 17th	• Black Lake pull-back completed July 17th • Saline Bayou completed July 24th • KCS Railroad completed July 31st	• HDD pilot hole for Dugdemona River began August 6th

On schedule for in-service by year-end 2009

Project Overview – Project Costs

Project costs are currently within the $653[1] million budget

Project	Description	Expected Cost[1] ($ millions)
Pipeline		
Bienville Loop	25 miles of 36" pipeline[3]	$118
Elm Grove Pipeline	21 miles of 36" pipeline[3]	$114
Winnsboro Loop	75 miles of 42" pipeline[3]	$345
Interconnects[2]	Columbia Gulf, Trunkline & ANR	$37
Compression		
Elm Grove and Haughton Stations	14,200 HP	$39
Total:		$653[4]

- Based on our progress and expenditures to date, we believe that the project will be completed within budget

[1] Excludes capitalized interest and labor and includes 100% utilization of contingency costs
[2] Net of receipt site interconnects which will be reimbursed by producers
[3] Pipeline lengths based on actual surveyed distances
[4] All budgeted project costs will be paid by Alinda and GE EFS

Haynesville Summary

Construction of the Haynesville Expansion Project is on budget and on schedule

- Construction on the 36" pipe is more than half way complete
- Construction on the 42" pipe began in late June
- Approximately 92%, or 1,010,000 MMbtu/d, of capacity has been contracted to date
  - We expect to execute contracts for the remaining capacity by the end of the month
- Recent announcements from producers forecast volumes that exceed previous estimates
  - The Joint Venture is currently evaluating additional expansion opportunities for RIGS
- Other Haynesville activity:
  - Regency is currently evaluating opportunities for Gathering & Processing in the Haynesville region

The Haynesville Expansion Project favorably positions Regency for future expansions to meet growing producer requirements

Financial Review

Consolidated Operating Results

Regency Energy Partners LP
Condensed Consolidated Income Statements
Unaudited
($ in thousands)

	Three Months Ended	
	June 30, 2009	**March 31, 2009**
REVENUES		
Gas sales	$ 106,897	$ 147,896
NGL sales	57,676	49,585
Gathering, transportation and other fees, including related party amounts	69,231	72,848
Net realized and unrealized gain from risk management activities	12,515	14,455
Other	7,223	5,194
Total revenues	253,542	289,978
OPERATING COSTS AND EXPENSES		
Cost of sales, including related party amounts	157,347	182,528
Operation and maintenance	31,974	36,042
General and administrative	14,127	15,078
Loss (gain) on asset sales, net	651	(133,931)
Depreciation and amortization	26,236	27,889
Total operating costs and expenses	230,335	127,606
OPERATING INCOME	**23,207**	**162,372**
Income from unconsolidated subsidiary	1,587	336
Interest expense, net	(19,568)	(14,227)
Other income and deductions, net	214	42
INCOME BEFORE INCOME TAXES	**5,440**	**148,523**
Income tax expense (benefit)	(515)	99
NET INCOME	**5,955**	**148,424**
Net income attributable to the noncontrolling interest	(65)	(35)
NET INCOME ATTRIBUTABLE TO REGENCY ENERGY PARTNERS LP	**$ 5,890**	**$ 148,389**

Gathering and Processing Segment

	Three Months Ended	
	June 30, 2009	March 31, 2009
	($ in thousands)	
Gathering and Processing Segment		
Financial data (1):		
Segment margin	$ 58,378	$ 58,676
Adjusted segment margin	55,650	55,111
Operating data:		
Throughput (MMbtu/d)	984,718	1,038,707
NGL gross production (Bbls/d)	22,024	22,271

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to functional reorganization of our segments.

Combined Transportation Segment

	Three Months Ended			
	June 30, 2009		March 31, 2009	
	($ in thousands)			
Combined Transportation Segment(1)				
Financial data				
Segment margin	$	12,803	$	13,556
Operating data				
Throughput (MMbtu/d)		745,178		810,848

(1) Combined transportation segment sums 100 percent of the segment margin of Haynesville Joint Venture and RIGS.

Contract Compression Segment

	Three Months Ended June 30, 2009	Three Months Ended March 31, 2009
	($ in thousands)	
Contract Compression Segment		
Financial data		
Segment margin	$ 35,800	$ 36,980
Operating data		
Revenue generating horsepower	767,060	789,494
Average horsepower per revenue generating compression unit	846	858

2009 Liquidity Update

REGENCY ENERGY PARTNERS

- The total amount available to Regency under our credit facility as of July 31, 2009 was $285 million
- The total amount available under our CAT operating lease facility as of July 31, 2009 was $65 million
- We have approximately $26 million in remaining growth capital expenditures for the balance of 2009

With $350 million of total liquidity, Regency is well-positioned to meet all of our growth capital plans for the balance of 2009

Commodity Price Risk Management

During the second quarter, Regency significantly increased its 2010 hedge position and has begun to layer in swaps to mitigate our 2011 commodity price exposure

Executed Hedges by Product:

	2009		2010		2011	
	Bbl/d	Price ($/gal)	Bbl/d	Price ($/gal)	Bbl/d	Price ($/gal)
Ethane	1,920	$0.80	645	$0.42	327	$0.46
Propane	1,160	$1.10	790	$1.49	204	$0.89
Iso Butane	260	$1.69	185	$1.85	-	-
Normal Butane	500	$1.13	340	$1.85	137	$1.13
Natural Gasoline	560	$1.70	300	$2.49	74	$1.55
	Bbl/d	Price ($/Bbl)	Bbl/d	Price ($/Bbl)	Bbl/d	Price ($/Bbl)
WTI	650	$68.17	650	$121.30	160	$78.45
	MMbtu /d	Price ($/MMbtu)	MMbtu /d	Price ($/MMbtu)		
Natural Gas (MMbtu/d)	10,000	$6.69	5,000	$6.00	-	-

Note: WTI prices in $/bbl; WTI Natural Gas prices in $/MMbtu; all other prices in $/gallon

Strong Foundation – 2009 DCF Analysis

REGENCY ENERGY PARTNERS

DCF Sensitivity to Commodity Price Changes - 2009

Change in Natural Gas Price ($/MMbtu) / Change in WTI Price ($/bbl) — *($ in millions)*	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (0.5)	$ (0.3)	$ (0.2)
Flat	$ (0.2)	$ 0	$ 0.2
Increase $1.00	$ 0.2	$ 0.3	$ 0.5

- Regency has length in natural gas due to a concerted effort to minimize 'keep-whole' exposure
- A $10.00 Bbl movement in Crude along with the same percentage change in NGL pricing will result in a $0.2 million change in Regency's 2009 balance of year DCF
- A $1.00 MMbtu movement in Natural Gas pricing will result in a $0.3 million change in Regency's 2009 balance of year DCF
- Sulfur prices can not be hedged and we assumed ($30) per long-ton after transportation and marketing costs for our 2009 balance of year forecast; a $10 movement in sulfur prices will result in a $0.2 million change in segment margin

Q&A

Appendix

Consolidated Operating Results (Year-Over-Year)

REGENCY
ENERGY PARTNERS

Regency Energy Partners LP
Condensed Consolidated Income Statements
Unaudited
($ in thousands)

	Three Months Ended June 30, 2009	Three Months Ended June 30, 2008	Six Months Ended June 30, 2009	Six Months Ended June 30, 2008
REVENUES				
Gas sales	$ 106,897	$ 362,769	$ 254,793	$ 599,462
NGL sales	57,676	126,521	107,261	235,020
Gathering, transportation and other fees, including related party amounts	69,231	70,175	142,079	132,161
Net realized and unrealized gain (loss) from risk management activities	12,515	(32,760)	26,970	(46,417)
Other	7,223	20,000	12,417	31,714
Total revenues	253,542	546,705	543,520	951,940
OPERATING COSTS AND EXPENSES				
Cost of sales, including related party amounts	157,347	446,687	339,875	760,276
Operation and maintenance	31,974	32,516	68,016	61,361
General and administrative	14,127	13,925	29,205	24,809
Loss (gain) on asset sales, net	651	442	(133,280)	468
Management services termination fee	-	-	-	3,888
Transaction expense	-	147	-	534
Depreciation and amortization	26,236	26,476	54,125	48,216
Total operating costs and expenses	230,335	520,193	357,941	899,552
OPERATING INCOME	**23,207**	**26,512**	**185,579**	**52,388**
Income from unconsolidated subsidiary	1,587	-	1,923	-
Interest expense, net	(19,568)	(16,782)	(33,795)	(32,188)
Other income and deductions, net	214	132	256	332
INCOME BEFORE INCOME TAXES	**5,440**	**9,862**	**153,963**	**20,532**
Income tax expense (benefit)	(515)	(41)	(416)	209
NET INCOME	**5,955**	**9,903**	**154,379**	**20,323**
Net (income) loss attributable to the noncontrolling interest	(65)	69	(100)	(3)
NET INCOME ATTRIBUTABLE TO REGENCY ENERGY PARTNERS LP	**$ 5,890**	**$ 9,972**	**$ 154,279**	**$ 20,320**

Gathering and Processing Segment (Year-Over-Year)

	Three Months Ended June 30, 2009	Three Months Ended June 30, 2008	Six Months Ended June 30, 2009	Six Months Ended June 30, 2008
	($ in thousands)			
Gathering and Processing Segment				
Financial data (1):				
Segment margin	$ 58,378	$ 48,544	$ 117,054	$ 103,236
Adjusted segment margin	55,650	66,028	110,761	123,818
Operating data:				
Throughput (MMbtu/d)	984,718	995,922	1,011,563	956,248
NGL gross production (Bbls/d)	22,024	22,526	21,903	22,796

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to functional reorganization of our segments.

Combined Transportation Segment (Year-Over-Year)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2009	2008	2009	2008
	($ in thousands)			
Combined Transportation Segment(1)				
Financial data:				
Segment margin	$ 12,803	$ 20,984	$ 26,359	$ 34,237
Operating data:				
Throughput (MMbtu/d)	745,178	793,339	777,832	762,673

(1) Combined transportation segment sums 100 percent of the segment margin of Haynesville Joint Venture and RIGS.

Contract Compression Segment (Year-Over-Year)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2009	2008	2009	2008
	($ in thousands)			
Contract Compression Segment				
Financial data				
Segment margin	$ 35,800	$ 29,844	$ 72,780	$ 52,864
Operating data				
Revenue generating horsepower	767,060	669,804	767,060	669,804
Average horsepower per revenue generating compression unit	846	849	846	849

Non-GAAP Reconciliations

Non-GAAP Reconciliation

	Three Months Ended	
	June 30, 2009	March 31, 2009
	($ in thousands)	
Net income attributable to Regency Energy Partners LP	$ 5,890	$ 148,389
Income tax expense (benefit)	(515)	100
Interest expense, net	19,568	14,227
Depreciation and amortization	26,236	27,889
EBITDA (a)	$ 51,179	$ 190,605
Non-cash gain from risk management activities	(2,728)	(3,565)
Loss (gain) on asset sales, net	651	(133,932)
Other (income) expense	(1,425)	428
Adjusted EBITDA, exclusive of Haynesville Joint Venture Adjusted EBITDA	$ 47,677	$ 53,536
Haynesville Joint Venture Adjusted EBITDA owned by Regency (38%) (b)	3,281	590
Adjusted EBITDA, inclusive of Regency's 38% ownership in Haynesville Joint Venture Adjusted EBITDA	$ 50,958	$ 54,126
Haynesville Joint Venture Adjusted EBITDA owned by third parties (62%) (b)	5,352	963
Combined Adjusted EBITDA	$ 56,310	$ 55,089

(a) Earnings before interest, taxes, depreciation and amortization.

(b) 100% of Haynesville Joint Venture Adjusted EBITDA is calculated as follows:

	June 30, 2009	March 31, 2009
Haynesville Joint Venture net income	$ 4,177	$ 884
Depreciation and amortization	4,443	669
Loss on asset sales, net	13	-
Haynesville Joint Venture Adjusted EBITDA	$ 8,633	$ 1,553

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

	Three Months Ended	
	June 30, 2009	March 31, 2009
	($ in thousands)	
Net income	$ 5,955	$ 148,424
Add (Deduct):		
Operation and maintenance	31,974	36,042
General and administrative	14,127	15,078
Loss (gain) on asset sales, net	651	(133,931)
Depreciation and amortization	26,236	27,889
Income from unconsolidated subsidiary	(1,587)	(336)
Interest expense, net	19,568	14,227
Other income and deductions, net	(214)	(43)
Income tax benefit	(515)	100
Total Segment Margin (1)	96,195	107,450
Non-cash loss from risk management activities	(2,728)	(3,565)
Adjusted Total Segment Margin	93,467	103,885
Transportation Segment Margin (1) (2)	160	11,554
Contract Compression Segment Margin (1)	35,800	36,980
Corporate & Others Segment Margin (1)	2,832	1,049
Eliminations	(975)	(809)
Adjusted Segment Margin for Gathering and Processing (1)	$ 55,650	$ 55,111

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to functional reorganization of our segments.

(2) Transportation segment margin represent Regency's 100% ownership in RIGS prior to contribution of RIGS to the Haynesville Joint Venture. Amounts recorded in the three months ended June 30, 2009 represents segment margin earned prior to the contribution of RIGS to the Haynesville Joint Venture.

Non-GAAP Reconciliation[1]

REGENCY ENERGY PARTNERS

	Three Months Ended	
	June 30, 2009	March 31, 2009
	($ in thousands)	
Adjusted Total Segment Margin	$ 93,467	$ 103,885
Adjusted Total Segment Margin for HPC (a)	12,643	2,002
Combined Adjusted Total Segment Margin	$ 106,110	$ 105,887
Combined Transportation Segment Margin	12,803	13,556
Contract Compression Segment Margin	35,800	36,980
Corporate & Others Segment Margin	2,832	1,049
Eliminations	(975)	(809)
Combined Adjusted Segment Margin for Gathering and Processing	$ 55,650	$ 55,111

(a) Adjusted total segment margin for HPC is calculated as follows:

	June 30, 2009	March 31, 2009
Net income	$ 4,177	$ 884
Depreciation and amortization	4,443	669
General and administrative	1,675	228
Operation and maintenance	2,845	325
Loss on asset sales, net	13	-
Other income and deductions, net	(510)	(104)
Adjusted total segment margin for HPC	$ 12,643	$ 2,002

[1] The above table presents combined adjusted total segment margin, which adds adjusted total segment margin to the Haynesville Joint Venture's adjusted total segment margin.

Non-GAAP Reconciliation (Year-Over-Year)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2009	2008	2007	2009	2008	2007
			($ in thousands)			
Net income (loss) attributable to Regency Energy Partners LP	$ 5,890	$ 9,972	$ (7,246)	$ 154,279	$ 20,320	$ (8,541)
Income tax expense (benefit)	(515)	(41)	225	(416)	209	225
Interest expense, net	19,568	16,782	15,961	33,795	32,188	30,846
Depreciation and amortization	26,236	26,476	12,703	54,125	48,216	24,130
EBITDA (a)	$ 51,179	$ 53,189	$ 21,643	$ 241,783	$ 100,933	$ 46,660
Non-cash loss (gain) from risk management activities	(2,728)	17,484	(1,098)	(6,293)	20,582	(1,783)
Non-cash put option expiration	–	–	742	–	–	1,435
Loss (gain) on asset sales, net	651	442	532	(133,280)	468	2,339
Other (income) expense	(1,425)	140	11,928	(997)	5,283	11,934
Adjusted EBITDA, exclusive of Haynesville Joint Venture Adjusted EBITDA	$ 47,677	$ 71,255	$ 33,747	$ 101,213	$ 127,266	$ 60,585
Haynesville Joint Venture Adjusted EBITDA owned by Regency (38%) (b)	3,281	–	–	3,871	–	–
Adjusted EBITDA, inclusive of Regency's 38% ownership in Haynesville Joint Venture Adjusted EBITDA	$ 50,958	$ 71,255	$ 33,747	$ 105,084	$ 127,266	$ 60,585
Haynesville Joint Venture Adjusted EBITDA owned by third parties (62%) (b)	5,352	–	–	6,315	–	–
Combined Adjusted EBITDA	$ 56,310	$ 71,255	$ 33,747	$ 111,399	$ 127,266	$ 60,585

(a) Earnings before interest, taxes, depreciation and amortization.

(b) 100% of Haynesville Joint Venture Adjusted EBITDA is calculated as follows:

Haynesville Joint Venture net income	$ 4,177	$ –	$ –	$ 5,061	$ –	$ –
Depreciation and amortization	4,443	–	–	5,112	–	–
Loss on asset sales, net	13	–	–	13	–	–
Haynesville Joint Venture Adjusted EBITDA	$ 8,633	$ -	$ -	$ 10,186	$ -	$ -

Non-GAAP Reconciliation (Year-Over-Year)

REGENCY ENERGY PARTNERS

	Three Months Ended June 30,			Six Months Ended June 30,		
	2009	2008	2007	2009	2008	2007
			($ in thousands)			
Net income (loss)	$ 5,955	$ 9,909	$ (7,269)	$ 154,979	$ 20,929	$ (8,541)
Add (Deduct):						
Operation and maintenance	31,974	32,516	11,972	68,016	61,961	22,897
General and administrative	14,127	13,925	19,099	29,205	24,809	25,944
Loss (gain) on asset sales, net	651	442	532	(133,280)	468	2,939
Management services termination fee	-	-	-	-	3,888	-
Transaction expenses	-	147	-	-	534	-
Depreciation and amortization	26,296	26,476	12,709	54,125	48,216	24,190
Income from unconsolidated subsidiary	(1,587)	-	-	(1,929)	-	-
Interest expense, net	19,568	16,782	15,961	33,795	32,188	30,846
Other income and deductions, net	(214)	(132)	(170)	(256)	(932)	(282)
Income tax expense (benefit)	(515)	(41)	225	(416)	209	225
Total Segment Margin (1)	96,195	100,018	53,053	203,645	191,664	97,558
Non-cash loss (gain) from risk management activities	(2,728)	17,484	(1,098)	(6,293)	20,582	(1,783)
Non-cash put option expiration	-	-	742	-	-	1,495
Adjusted Total Segment Margin	93,467	117,502	52,697	197,352	212,246	97,280
Transportation Segment Margin (1) (2)	160	20,984	11,327	11,714	34,237	24,237
Contract Compression Segment Margin (1)	35,800	29,844	-	72,780	52,864	-
Corporate & Others Segment Margin (1)	2,832	764	971	3,881	1,520	199
Eliminations	(975)	(118)	-	(1,784)	(193)	-
Adjusted Segment Margin for Gathering and Processing (1)	$ 55,650	$ 66,025	$ 40,399	$ 110,761	$ 123,818	$ 72,774

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to functional reorganization of our segments.

(2) Transportation segment margin represent Regency's 100% ownership in RIGS prior to contribution of RIGS to the Haynesville Joint Venture. Amounts recorded in the three months ended June 30, 2009 represents segment margin earned prior to the contribution of RIGS to the Haynesville Joint Venture.

Non-GAAP Reconciliation (Year-Over-Year)[1]

REGENCY ENERGY PARTNERS

	Three Months Ended June 30,			Six Months Ended June 30,		
	2009	2008	2007	2009	2008	2007
			($ in thousands)			
Adjusted Total Segment Margin	$ 93,467	$ 117,502	$ 52,697	$ 197,352	$ 212,246	$ 97,210
Adjusted Total Segment Margin for HPC(a)	12,643	-	-	14,645	-	-
Combined Adjusted Total Segment Margin	$ 106,110	$ 117,502	$ 52,697	$ 211,997	$ 212,246	$ 97,210
Combined Transportation Segment Margin	12,803	20,984	11,327	26,359	34,237	24,237
Contract Compression Segment Margin	35,800	29,844	-	72,780	52,864	-
Corporate & Others Segment Margin	2,832	764	971	3,881	1,520	199
Eliminations	(975)	(118)	-	(1,784)	(193)	-
Adjusted Segment Margin for Gathering and Processing	$ 55,650	$ 66,028	$ 40,399	$ 110,761	$ 123,818	$ 72,774

(a) Adjusted total segment margin for HPC is calculated as follows:

	Three Months 2009	Three Months 2008	Three Months 2007	Six Months 2009	Six Months 2008	Six Months 2007
Net income	$ 4,177	$ -	$ -	$ 5,061	$ -	$ -
Depreciation and amortization	4,443	-	-	5,112	-	-
General and administrative	1,675	-	-	1,903	-	-
Operation and maintenance	2,845	-	-	3,170	-	-
Loss on asset sales, net	13	-	-	13	-	-
Other income and deductions, net	(510)	-	-	(614)	-	-
Adjusted total segment margin for HPC	$ 12,643	$ -	$ -	$ 14,645	$ -	$ -

[1] The above table presents combined adjusted total segment margin, which adds adjusted total segment margin to the Haynesville Joint Venture's adjusted total segment margin.

Non-GAAP Reconciliation

		Three Months Ended June 30, 2009 ($ in thousands)
Net cash flows provided by operating activities	$	32,940
Add (deduct):		
Depreciation and amortization, including debt issuance cost amortization		(27,818)
Income from unconsolidated subsidiary		(313)
Risk management portfolio value changes		2,728
Loss on asset sales, net		(651)
Unit based compensation expenses		(1,561)
Trade accounts receivables, accrued revenues, and related party receivables		(15,332)
Other current assets		6,730
Trade accounts payable, accrued cost of gas and liquids, and related party payables		1,861
Other current liabilities		6,374
Other assets and liabilities		932
Net income attributable to Regency Energy Partners LP	$	5,890
Add (deduct):		
Income tax benefit		(515)
Interest expense, net		19,568
Depreciation and amortization		26,236
EBITDA	$	51,179
Add (deduct):		
Non-cash gain from risk management activities		(2,728)
Loss on asset sales, net		651
Other		(1,425)
Adjusted EBITDA	$	47,677
Add (deduct):		
Interest expense, excluding capitalized interest		(18,413)
Maintenance capital expenditures		(3,911)
Unit based compensation expenses		1,561
Proportionate share of Haynesville Joint Venture Adjusted EBITDA		3,288
Income tax expense		515
Other		(5)
Cash available for distribution	$	30,712

Non-GAAP Reconciliation

	Low Estimate	High Estimate
	($ in thousands)	
Forecasted net income	$ 162,212	$ 176,212
Add(Deduct):		
Gain on sale of RIGS	(133,940)	(133,940)
Gain from risk management activites	2,728	2,728
Depreciation and amoritzation	102,000	102,000
Interest expense	66,000	66,000
Income taxes	1,000	1,000
Adjusted EBITDA	$ 200,000	$ 214,000
Haynesville JV adjustment	(20,000)	(26,000)
Adjusted EBITDA post JV	$ 220,000	$ 240,000